UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 ---------------

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                           HIGHLANDS BANKSHARES, INC.
                (Name of Registrant as Specified in Its Charter)

      (Name(s) of Person Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

|_|     Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

April 3, 2006


Dear Shareholders:

         You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, May 9, 2006, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

         Enclosed in this mailing you will find formal notice of the meeting, a proxy and a proxy statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 2005 is also enclosed.

         We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                                     Sincerely,

                                                     /s/ John G. VanMeter

                                                     John G. VanMeter
                                                     Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                To the Shareholders of Highlands Bankshares, Inc.


         The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, May 9, 2006, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

         1. Election of three Class B directors to serve until the annual meeting of shareholders in 2009.

         2. Ratification of the appointment of Smith Elliott Kerns & Company, LLC as independent registered public accountants for 2006.

         3. Transaction of other business as may properly come before the meeting, or any adjournments thereof.

         The Board of Directors recommends a vote in favor of the nominees for director and a vote in favor of the ratification of the appointment of the independent registered public accountants. Only shareholders of record at the close of business on March 20, 2006 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

         To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                             By Order of the Board of Directors

                                             /s/ Alan L. Brill

                                             Alan L. Brill
                                             Corporate Secretary

April 3, 2006


                                   TABLE OF CONTENTS

Outstanding Shares and Voting Rights.......................................................2

Security Ownership of Certain Beneficial Owners and Management.............................3

*Election of Directors
     General...............................................................................5
     Nominations...........................................................................5

Information Concerning Directors and Nominees..............................................7

Board Meetings and Compensation............................................................8

Compensation Committee Report..............................................................9

Shareholder Return Performance Graph.......................................................10

Executive Compensation.....................................................................11

Audit Committee Report.....................................................................12

Compliance With Section 16(a) of the Securities Exchange Act...............................14

Certain Related Transactions...............................................................14

*Ratification of Appointment of Independent Public Registered Public Accounting Firm.......15

Fees of Independent Public Accountants.....................................................16

Shareholder Proposals......................................................................17


*Matters to be voted on.

                            HIGHLANDS BANKSHARES INC.
                                  P.O. Box 929
                         Petersburg, West Virginia 26847
                                 (304) 257-4111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. ("Highlands" or the "Company") to be held Tuesday, May 9, 2006, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof ("Annual Meeting"). The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the proxy statement and the accompanying proxy is April 3, 2006.

         The Company will bear the cost of soliciting proxies and will only make solicitations by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may solicit proxies by telephone or by personal calls. The Company may request brokerage houses and nominees to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in doing so.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. A shareholder executing a proxy may revoke it at any time before it is voted by:
            o  notifying Highlands in person,
            o  giving  written  notice to  Highlands  of the  revocation  of the proxy,
            o submitting to Highlands a subsequently dated proxy, or o attending the meeting and withdrawing the proxy before it is voted at the meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on March 20, 2006, will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 1,436,874 shares of its common stock, $5 par value, each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available, in certain instances, for the election of directors, as further described in this proxy statement.

         Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

         If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting at least 48 hours before the meeting. Ratification of the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing. Votes that are withheld and broker shares that are not voted will not be included in determining the number of votes cast.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table sets forth the name and address of, and number and percentage of shares of common stock held as of March 1, 2006 by each of the Company's directors, the director nominees and Highlands' executive officers and by all of the Company's directors, director nominees and executive officers as a group. To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock. An asterisk denotes less than 1% of class. Notes regarding ownership are on page 4.

                                                       Amount           Percent
Name & Address of Owner                          Beneficially Owned     of Class
--------------------------------------------------------------------------------
Leslie A. Barr                                       6,876 (1)             *
P.O. Box 4 Wardensville, WV 26851

Thomas B. McNeill, Sr.                              16,023 (2)             1.1%
4480 Grattan Price Drive Unit 1
Harrisonburg, VA 22801

Clarence E. Porter             336 3                                       *
P.O. Box 929 Petersburg, WV 26847

Courtney R. Tusing                                   2,448 (4)             *
6365 Needmore Rd. Baker, WV 26801

John G. Van Meter                                   60,183 (5)             4.2%
28 Virginia Ave. Petersburg, WV 28847

Jack H. Walters                                     10,824 (6)             *
P.O. Box 119 Moorefield, WV 26836

L. Keith Wolfe                                       8,580 (7)             *
1 W. Central Avenue Petersburg, WV 26847

Kathy G. Kimble                                      5,481 (8)             *
P.O. Box 538 Petersburg, WV 26847

Alan L. Brill                                        1,487 (9)             *
P.O. Box 119 Wardensville, WV 26851

Steven C. Judy                                       5,205 (10)            *
24 N. Main Street Petersburg, WV 26847
                                                --------------------------------
All of the ten directors,
director nominees and executive
officers of the company, as a group                117,443                 8.17%

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT (continued)

(1) Includes 2,820 shares owned directly, 3,300 shares owned jointly with his wife and 756 shares held by his wife over which he holds no voting or dispositive powers.

(2) Includes 9,216 shares owned directly, and 6,807 shares held by his wife over which he holds no voting or dispositive powers.

(3) Includes 300 shares owned directly and 36 shares held by his wife over which he holds no voting or dispositive powers.

(4)      Includes 2,448 shares owned directly.

(5) Includes 30,183 shares owned directly and 30,000 shares owned by his wife over which he holds no voting or dispositive powers. Mr. Van Meter disclaims beneficial ownership of the shares held by his wife.

(6) Includes 10,524 shares owned directly and 150 shares held as co-guardian for each of his two minor children. Mr. Walters disclaims beneficial ownership of the shares held as co-guardian for his minor children.

(7) Includes 7,830 shares owned directly, 300 shares held jointly with each of his two minor children, and 150 shares held by his wife over which he holds no voting or dispositive powers.

(8) Includes 4,565 shares owned directly and 916 shares owned jointly with her husband.

(9) Includes 423 shares owned directly, 150 shares jointly with his adult child, and 914 shares owned jointly with his wife.

(10)     Includes 5,205 shares owned directly.

PROPOSAL ONE                ELECTION OF DIRECTORS

General

         Highlands' articles of incorporation currently provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently 10 directors on the Board, three of whom are nominees for election at the 2006 Annual Meeting. Two of the three nominees are non-employee directors.

         Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless the shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Nominations

         Highlands does not have a separate nominating committee and the entire board of directors serves this function. The board of directors makes nominations based upon its belief that candidates for director should have certain minimum qualifications as defined by West Virginia state banking law. The Board of Directors of Highlands Bankshares, Inc., in addition to adherence to state banking law, has set forth the following as criteria for the Company's directors:

         The board of directors of Highlands Bankshares makes nominations based upon its belief that candidates for director should have certain minimum qualifications. These qualifications include the following:
            o  Directors should be of the highest ethical character.
            o Directors should have excellent personal and professional reputations in Highlands Bankshares, Inc.'s market area.
            o  Directors should be accomplished in their professions or careers.
            o Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.
            o Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

            o Directors must be willing and able to expend the time to attend meetings of the Board of Directors of Highlands Bankshares, Inc. and Highlands' subsidiary banks (the "Banks") and to serve on board committees.
            o The Board of Directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of Highlands Bankshares, Inc.
            o Because the directors of Highlands Bankshares, Inc. also may serve as directors of either or both of the Banks, a majority of directors must be residents of West Virginia, as required by state banking law.
            o Directors must be acceptable to Highlands Bankshares, Inc.'s and the Banks' regulatory agencies, including the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the Board of Directors or participating in the affairs of a financial institution.
            o Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the bylaws of each of the Banks.
            o  Directors must be at least 21 years of age.

         The Board of Directors of Highlands Bankshares, Inc., reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

         The process of the Board of Directors for identifying and evaluating nominees shall be as follows: In the case of incumbent directors whose terms are set to expire, the Board of Directors shall consider the directors' overall service to Highlands Bankshares, Inc., during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and Highlands Bankshares, Inc., and the Banks. The Board of Directors shall also review the payment history of loans, if any, made to such directors by either Bank to ensure that the directors are not chronically delinquent and in default. The board shall also consider whether any transactions between the directors and either Bank have been criticized by any banking regulatory agency or either Banks' external auditors and whether corrective action, if required, has been taken and was sufficient. The Board of Directors shall also confirm that such directors remain eligible to serve on the Board of Directors of a financial institution under federal and state law.


         The Board of Directors will consider director candidates recommended by stockholders, provided that the recommendations are received prior to the date set forth as the deadline for shareholder proposals. This date can be found on page 17 of this Proxy Statement.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the three director nominees and the seven directors continuing in office.


Name and Position                                Director                Principal Occupation
with the Company                 Age              Since               During the Last Five Years
------------------------------------------------------------------------------------------------------
                                           DIRECTOR NOMINEES

               Class B Directors to serve until the 2009 Annual Meeting of Shareholders

Thomas B. McNeill, Sr.            79            April 1997              Retired Insurance Agent
Director; Chairman of the
Board of Capon Valley Bank

Clarence E. Porter                57            April 1992        President & Chief Executive Officer
Director; Treasurer;                                                of The Grant County Bank since
President & Chief                                                             August 1991
Executive Officer

L. Keith Wolfe                    79             May 1985          Retired Owner of Petersburg Motor
Director                                                                        Company


                                    DIRECTORS CONTINUING IN OFFICE

               Class C Directors to serve until the 2007 Annual Meeting of Shareholders

Steven C. Judy                    53             June 2002                    Pharmacist
Director                                                             President of JSG Foods, Inc.
                                                                 President of Judy's Drug Store, Inc.

Leslie A. Barr                    68             July 1987       Retired President & Chief Executive
Director                                                            Officer of Highlands Bankshares
from 1991 to 2004

Jack H. Walters                   58             July 1987                  Attorney at Law
Director                                                          Partner, Walters, Krauskopf & Baker



                       INFORMATION CONCERNING DIRECTORS AND NOMINEES (continued)

                              DIRECTORS CONTINUING IN OFFICE (continued)
------------------------------------------------------------------------------------------------------
Name and Position                                Director                Principal Occupation
with the Company                  Age             Since               During the Last Five Years

               Class A Directors to serve until the 2008 Annual Meeting of Shareholders

Alan L. Brill                     51            April 2001      President & Chief Executive Officer of
Director; Secretary                                             Capon Valley Bank since 2001; Executive
                                                              Vice- President & Chief Operating Officer
                                                                of Capon Valley Bank from 1997 to 2001

Kathy G. Kimble                   60            April 2001      Retired owner operator of self storage
Director                                                          rental units from 1995-2002; Media
                                                                  Specialist for Grant County Schools
                                                                            from 1998-2001

Courtney R. Tusing                80            August 1995         Retired President & Chairman of
Director                                                            The Board of Directors of First
                                                                             United Corp.

John G. Van Meter                 68             May 1985                   Attorney at Law
Director; Chairman of                                               Partner, Van Meter & Van Meter
the Board of the Company;
Chairman of the Board of
The Grant County Bank


Board Meetings and Compensation

         The Board met 12 times during 2005. As required by Company policy, each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Directors received $400.00 for attending Board meetings and $200.00 for attending committee meetings. Members of the Audit Committee received $300.00 for attending meetings of the Audit Committee.

         All Directors of Highlands Bankshares, Inc. also serve as directors of one or more of the Company's subsidiaries. Both Capon Valley Bank and The Grant County Bank have Directors who serve on the Boards of the respective subsidiary who do not serve on the Board of Highlands Bankshares. The Grant County Bank also employs an Advisory Board for its Riverton location. The Board fees for the subsidiary banks are the same as those fees for Highlands Bankshares, Inc.

                          COMPENSATION COMMITTEE REPORT

         For 2005, the Company had a Compensation Committee which consisted of John G. VanMeter, Jack H. Walters, L. Keith Wolfe, and Thomas B. McNeill Sr. and which met once during 2005. For purposes of decisions relating to the compensation of certain senior officers, C.E. Porter and Alan L. Brill serve as non-voting members of the committee. The Compensation Committee reviews and recommends to the Board salaries for the executive officers of the Company and its subsidiary banks for the upcoming year. Not all members of the compensation committee are independent as that term is defined under Nasdaq rules.

         Mr. Porter and Mr. Brill do not participate in any discussion relating to the past year's performance of the banks or the Company as a whole or to their respective compensation. They recuse themselves and participate only in the evaluation of other executive officers who serve under their supervision.

         The Committee's discussion and basis for rewarding or not rewarding the performance of the various executives including Messrs. Porter and Brill is essentially the same. Each executive responsible for a specific function in either bank is compared to his or her overall peer group, if appropriate, and more carefully to his like member of the sister bank in the Company. This is not to say that performance is the entirety of the Committee's basis for decision. Personal matters and difficulties of various individuals are discussed in arriving at decisions on compensation, benefits and rewards. The Company at this time does not consider any rewards such as stock options, nor does it offer bonus pay for its executives.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

                                                        John G. VanMeter
                                                        Jack H. Walters
                                                        Thomas B. McNeill
                                                        L. Keith Wolfe

March 14, 2006

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total return of Highlands Bankshares' common stock from December 31, 2000 assuming reinvestment of dividends, with that of the Standard & Poor's 500 Index ("S&P 500") and the the Nasdaq Bank Index.

                                [GRAPH OMITTED]

                          2000     2001     2002     2003     2004     2005
                          ----     ----     ----     ----     ----     ----
HBSI Common Stock        100.00   103.56   138.17   186.73   168.72   206.16
S&P 500                  100.00    86.96    66.64    84.22    91.79    94.55
NASDAQ Bank Index        100.00   110.08   115.05   149.48   165.92   161.96



This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy statement to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall otherwise be filed under such Acts.

                             EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth the compensation of the Chief Executive Officers of the Company and of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years. No other officer received cash compensation in excess of $100,000 in 2005.

------------------------------------------------------------------------------------------------------------------
Name and                                                      Annual Compensation            Other Compensation(2)
Principal Position                                  Year        Salary ($)(1)     Bonus ($)            ($)
------------------------------------------------------------------------------------------------------------------
Clarence E. Porter                                  2005           $248,710             0             $97,926
     President and Chief Executive Officer          2004            219,349             0              87,414
     of the Company;                                2003            148,050             0              62,873
     Treasurer of the Company;
     President and Chief Executive Officer
     of The Grant County Bank

Alan L. Brill                                       2005           $151,358             0             $60,886
     Secretary of the Company;                      2004            137,111             0              68,150
     President and Chief Executive                  2003            137,111             0              44,690
     Officer of Capon Valley Bank

         (1) Includes base salary and director fees. For the last fiscal year, Mr. Porter received a base salary of $68,000 from the Company and $161,410 from The Grant County Bank, and Mr. Brill received a base salary of $135,108 from Capon Valley Bank. Mr. Porter earned director fees of $4,800 from the Company and $14,500 from The Grant County Bank. Mr. Brill earned director fees of $4,750 from the Company and $11,500 from Capon Valley Bank.

         (2) Includes contributions by The Grant County Bank and Capon Valley Bank to their Profit Sharing and 401(k) Plans on behalf of Messrs. Porter and Brill of $21,275 and $23,563 respectively, and the subsidiaries' contributions to the Company's Employee Stock Ownership Plan, of which $3,603 was allocated to Mr. Porter and $2,172 to Mr. Brill. Also includes, for Mr. Porter, The Grant County Bank's contribution to it's Defined Benefit Plan in the amount of $36,529 and the dollar value of the economic benefit to Messrs. Porter and Brill under The Grant County Bank's and Capon Valley Bank's split dollar life insurance arrangements of $34,683 and $31,251 respectively and the economic value for the use of automobiles owned by the subsidiary banks by Mr. Porter in the amount of $ 1,836 and by Mr. Brill in the amount of $3,900.

Mr. Porter is a participant in The Grant County Bank's defined benefit retirement plan. Mr. Porter's projected monthly benefits from the plan are as follows:

                      Retirement                Monthly
                          Age                   Benefit
                          60                    $3,170
                          62                     3,937
                          65                     5,552

                             AUDIT COMMITTEE REPORT

         The Company also has an Audit Committee, which consists of Steven C. Judy, Chairman, Kathy G. Kimble and L. Keith Wolfe. The Audit Committee met seven times during the year ended December 31, 2005. The Board of Directors has adopted a written charter for the Audit Committee which is reviewed annually and was last reviewed by the Committee in December 2005 and was resolved by the Committee to be sufficient.

         The audit committee oversees Highlands' financial reporting process on behalf of the board of directors. The audit committee is responsible for communicating  to the  board  of  directors  its  recommendation  regarding  the appointment, replacement, compensation and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements. The audit committee relies on the expertise and knowledge of management, the company's internal auditors and the independent registered public accounting firm in carrying out its oversight responsibilities. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Highlands' accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent registered public accounting firm the firm's independence from management and Highlands, including the matters in the written disclosures required by the Independent Standards Board Standard No. 1 (Independent Discussion with Audit Committees) and considered the compatibility of non-audit services with auditors' independence.

         The committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (codification of statements on accounting standards).

         The committee discussed with Highlands' internal and independent registered public accounting firm the overall scope and plans for their respective audits. The committee meets with the internal and independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of Highlands' internal controls and the overall quality of Highlands' financial reporting.

         All members of the Audit Committee have been deemed by the Board of Directors to be financially literate. All members of the Audit Committee are independent as that term is defined under Nasdaq rules. The Audit Committee does not have as one of its members an "audit committee financial expert" as defined by rules adopted under the Securities Act of 1933, as amended. Because the Company operates in a substantially rural area, the availability of potential Directors, and especially Directors who may qualify as an audit committee financial expert and still meet the independence requirements of a member of the Audit Committee, is limited. The Company believes that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Committee. As such, the Board does not believe that it is necessary to actively search for an outside person to serve on the Board to qualify as an audit committee financial expert. The Committee has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements.

         The Audit Committee of the Board believes that the non-audit services provided by S. B. Hoover & Company, L.L.P., are compatible with maintaining the auditor's independence. The audit committee charter requires that the audit committee pre-approve all services performed by the independent auditors. All of the services described for which S. B. Hoover & Company, L.L.P., billed the company for the fiscal year ended December 31, 2005, were pre-approved by the company's audit committee. For the fiscal year ended December 31, 2005, the Company's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the company by S. B. Hoover & Company, L.L.P.

The Audit Committee's primary responsibility falls into three broad categories.

         (1) The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company's management, including discussion with management and the Company's outside auditors about financial statements, key accounting practices, and reporting.
         (2) The Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).
         (3) The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditing program.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                                       Audit Committee
                                                              L. Keith Wolfe
                                                              Kathy G. Kimble
                                                              Steven C. Judy

March 9, 2006



          Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Highlands shares with the SEC. Based solely on our records and other information, in 2005 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a).

                          Certain Related Transactions

         Loans made by The Grant County Bank and Capon Valley Bank to directors, director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL TWO
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia ("Hoover"), was the auditor for 2005. Hoover has declined to stand for reappointment after the completion of the audit of Highlands' financial statements for the year ended December 31, 2005. Hoover has declined to stand for reappointment because after completion of all 2005 engagements, the firm plans to cease being a registered independent public accounting firm pursuant to rules adopted by the Public Company Accounting Oversight Board ("PCAOB"). Accordingly, Highlands has not reappointed Hoover as its independent registered public accounting firm for the fiscal year ending December 31, 2006. On February 14, 2006 Highlands engaged Smith Elliot Kerns & Company, LLC ("Smith Elliott") of Chambersburg, Pennsylvania as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006. This action was recommended and approved by the Audit Committee of Highlands' Board of Directors. Smith Elliot is being recommended to Highlands' shareholders for the ratification of its appoint as independent registered public accounting firm for 2006.

         Representatives of both S.B. Hoover & Company, L.L.P and Smith Elliot Kerns & Company, LLC are expected to be present at the Annual Meeting, will have the opportunity to make statements if desired, and are expected to be available to respond to appropriate questions from shareholders.

         During Highlands' two fiscal years ended December 31, 2005 and during the subsequent period through the date of the mailing of this proxy statement, there was no disagreement between Highlands and Hoover on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hoover's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on Highlands' consolidated financial statements. The audit reports of Hoover on the consolidated financial statements of Highlands as of and for the two fiscal years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         Additionally, during the two most recent fiscal years and through April 3, 2006, Highlands Bankshares did not consult with Smith Elliot Kerns & Company, LLC regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Highlands' financial statements or any other matters or events that are required to be disclosed by applicable securities laws. Smith Elliot Kerns & Company, LLC, nor any of its employees, has either a direct or indirect financial interest in Highlands Bankshares, Inc.

         The Board recommends that shareholders vote "FOR" Proposal Two.

                                    RATIFICATION OF APPOINTMENT OF INDEPENDENT
                                   REGISTERED PUBLIC ACCOUNTING FIRM (continued)

                                      Fees of Independent Public Accountants

         The  following  fees  were  paid to S. B.  Hoover  &  Company,  L.L.P.,
Highlands'   certified  public   accountants,   for  services  provided  to  the
corporation for the fiscal years ending December 31, 2005 and 2004:

                                           2005                   2004
                                               Percent                  Percent
                                       Fees    of Total        Fees     of Total
                                       ----    --------        ----     --------
   Audit Fees                       $ 75,346      65%      $  72,900      67%
   Audit Related Fees                 13,872      12%         10,350      10%
   Preparation of Federal and
       State Tax Returns               5,750       5%          4,700       4%
   All Other Fees                     21,228      18%         20,500      19%

A description of these fees is as follows:

         o Audit Fees: All fees related to the audit of year end financial statements and corresponding regulatory filings
         o Audit Related Fees: All fees related to the review of interim, unaudited financial statements, and work related to Sarbanes-Oxley Rule 404 compliance
         o Preparation of Federal and State Tax Returns: All fees related to the preparation and filing of the Corporation's Federal and State Income taxes and applicable state franchise taxes.
         o All Other Fees: $15,000 are related to loan review services provided to The Grant County Bank and $6,228 are related to due diligence review related to the purchase of the National Bank of Davis

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 2007 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by November 14, 2006.

                                          By Order of the Board of Directors


                                          /s/ Alan L. Brill

                                          Alan L. Brill
                                          Corporate Secretary

April 3, 2006

                                 REVOCABLE PROXY
                           HIGHLANDS BANKSHARES, INC.
                   Annual Meeting of Shareholders, May 9, 2006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned hereby appoints Courtney R. Tusing and Kathy G. Kimble, either of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held on May 9, 2006, and at any adjournment thereof, the shares of Highlands Bankshares, Inc. common stock held of record by the undersigned as of March 20, 2006. Each share is entitled to one vote per nominee unless a shareholder requests cumulative voting at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed shall have full discretion and authority to cumulate their votes and vote for less than all such nominees.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy. orth on this proxy.

1.    PROPOSAL ONE:     ELECTION OF DIRECTORS

      |_|  FOR all nominees listed below      |_|  WITHHOLD AUTHORITY to vote
           (except as marked to the                for all nominees listed below
           contrary below)

                Class A:  Clarence E. Porter  L. Keith Wolfe
                          Thomas B. McNeill, Sr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

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2.    PROPOSAL TWO:     RATIFICATION OF APPOINTMENT OF SMITH ELLIOTT KERNS &
                        COMPANY, LLC AS REGISTERED PUBLIC ACCOUNTANTING FIRM

            |_|  FOR                |_|  AGAINST               |_|  ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.


                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

                           HIGHLANDS BANKSHARES, INC.
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     Please complete,  date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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